Exhibit 10.2

forbearance agreement to

SECOND lien credit agreement

This FORBEARANCE AGREEMENT TO SECOND LIEN CREDIT AGREEMENT (this “Agreement”), dated as of December 31, 2015, is entered into by and among RCS Capital Corporation, a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the lenders party hereto (collectively the “Lenders” and each a “Lender”, which Lenders, for the avoidance of doubt, constitute the Required Lenders)) and Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent under the Loan Documents (Bank of America, in such roles and capacity (together with its successors in such capacity) collectively referred to as the “Administrative Agent”).

RECITALS:

A.          The Borrower, RCAP Holdings, LLC, a Delaware limited liability company (“RCAP Holdings”), RCS Capital Management, LLC, a Delaware limited liability company (“RCS Management”), the Lenders party thereto and the Administrative Agent, among others, are parties to that certain Second Lien Credit Agreement dated as of April 29, 2014 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

B.           To secure the payment and performance of the Obligations, the Loan Parties granted the Collateral Agent, for the benefit of the Lenders and other Secured Parties, a lien on and security interest in the Collateral, all as more fully described in the Security Documents. The Loan Parties hereby acknowledge and agree that all of the Collateral in which the Loan Parties have granted the Collateral Agent a lien and security interest shall secure all of the Obligations and that the Collateral Agent has and shall continue to have, valid, enforceable, duly perfected, non-avoidable liens and security interests in and to, the Collateral heretofore (subject only to the Permitted Liens), now or hereafter granted to the Collateral Agent, the Lenders and/or any other Secured Party pursuant to the Loan Documents or otherwise granted to or held by the Administrative Agent, the Collateral Agent, the Lenders and/or any other Secured Party.

C.           Each Loan Party hereby acknowledges and confirms that each Default and Event of Default set forth on Exhibit A hereto (referred to as the “Specified Defaults”) has occurred and is continuing. Each Loan Party further acknowledges that no notice of any Specified Default is required to be given to the Borrower or the other Loan Parties under the Credit Agreement or the other Loan Documents and acknowledges and confirms that the Specified Defaults have not been waived by the Lenders or cured by or on behalf of the Borrower or any other Loan Party.

D.           The Loan Parties acknowledge and agree that, as a result of the existence of the Specified Defaults, the Administrative Agent and the Lenders have the right to exercise their rights and remedies under the Loan Documents (to the extent set forth in the Loan Documents). The Borrower and the other Loan Parties have requested, notwithstanding that the Specified Defaults exist and are continuing under the Credit Agreement and have not been waived or cured, that the Administrative Agent and the Lenders forbear from exercising remedial rights against the Collateral on account of such Specified Defaults from the date upon which this Agreement becomes effective until the earlier of (i) 5:00 p.m. (Eastern time) on January 29, 2016 and (ii) the occurrence of any other Terminating Event, as such term is defined in Section 3 herein and subject to the final paragraph thereof (the “Forbearance Period”) (and, for the sake of clarity, in no event shall such Forbearance Period extend beyond 5:00 p.m. (Eastern time) on January 29, 2016, unless otherwise agreed in writing by the Administrative Agent and the Required Lenders).

E.           Solely with respect to the Specified Defaults, the Administrative Agent and the Lenders have agreed to forbear from exercising remedial rights against the Collateral under the Loan Documents, applicable law and otherwise, but only subject to and in accordance with the terms and conditions set forth herein. Except as expressly set forth in this Agreement, the agreements of the Administrative Agent and the Lenders hereunder to forbear in the exercise of their respective rights and remedies under the Loan Documents in respect of the Specified Defaults during the Forbearance Period do not in any manner whatsoever limit any right of any of the Administrative Agent, the Lenders, the Collateral Agent and/or any other Secured Party to insist upon strict compliance with this Agreement or any other Loan Document during the Forbearance Period.

F.           Nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or to otherwise impair, modify or limit in any respect, any rights or remedies any of the Secured Parties or the Administrative Agent have or may have, arising as the result of any Default or Event of Default (including the Specified Defaults) that has occurred or that may occur, under the Credit Agreement or other Loan Documents, applicable law or in equity. The Administrative Agent’s and the Lenders’ actions in entering into this Agreement are without prejudice to the rights of any of the Administrative Agent and the other Secured Parties to pursue any and all remedies under the Loan Documents, pursuant to applicable law or in equity available to any of them in their sole discretion upon the termination (whether upon expiration thereof or otherwise) of the Forbearance Period.

G.           Identification of the Specified Defaults in this Agreement does not constitute an agreement by the Administrative Agent, the Lenders and/or any of the other Secured Parties that there are no other Defaults or Events of Default currently existing under the Credit Agreement or the other Loan Documents, and the Administrative Agent, the Lenders and the other Secured Parties have reserved all rights and remedies with respect to any such other Defaults or Events of Default.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.            Incorporation of Recitals; Forbearance Period; No Waiver.

(a)          Incorporation of Recitals. The Recitals to this Agreement are hereby incorporated by reference as fully set forth herein and the Loan Parties represent, warrant, and acknowledge that such Recitals are true and correct. The Loan Parties hereby acknowledge and confirm (i) the occurrence and continuance of the Specified Defaults, (ii) that the Specified Defaults are material in nature, (iii) that no notice of any Specified Default is required under the Credit Agreement or the other Loan Documents for such Specified Default to be a valid and effective Default or Event of Default (as the case may be) thereunder, (iv) that the Specified Defaults have not been waived by the Administrative Agent or the Lenders or cured by or on behalf of any Loan Party, and (v) that the Administrative Agent and the Lenders are entitled to exercise all rights and remedies under the Credit Agreement and the other Loan Documents.

(b)          Forbearance Period. Subject to the terms and conditions herein set forth and in reliance upon the Loan Parties’ representations, acknowledgments, agreements and warranties herein contained, including, without limitation, the satisfaction of the conditions precedent described in Section 5 herein, the Administrative Agent and the Lenders agree that during the Forbearance Period they will forbear from exercising remedial rights against the Collateral under the Credit Agreement and/or the other Loan Documents solely in respect of the Specified Defaults. The Administrative Agent’s and the Lenders’ agreement to forbear is temporary and limited in nature and shall not be deemed: (i) to preclude or prevent the Administrative Agent, the Lenders and/or any other Secured Party from exercising any rights and remedies under the Loan Documents, applicable law or otherwise arising on account of (A) any Default or Event of Default other than the Specified Defaults, (B) the Specified Defaults from and after the occurrence of any of the events set forth in Section 3 hereof or (C) the right to seek payment of attorneys’ fees and other costs and expenses in connection with the preparation, negotiation, execution and delivery of this Agreement and in connection with the negotiation, documentation and analysis of any proposed “work out”, restructuring, funding or amendment to the Credit Agreement or other Loan Documents prior to or after the date of this Agreement and the exercise of the rights and remedies described under Section 3; (ii) to effect any amendment of the Credit Agreement or any of the other Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms; (iii) to constitute a waiver of the Specified Defaults or any other Default or Event of Default (whether now existing or hereafter occurring) (each Default or Event of Default other than any Specified Default, an “Other Default”) or any term or provision of the Credit Agreement or any of the other Loan Documents; or (iv) to establish a custom or course of dealing among the Borrower, any other Loan Party and the Administrative Agent, the Lenders and/or any other Secured Party. The Loan Parties further acknowledge and agree that interest on the Obligations will continue to accrue in accordance with Section 2.07 of the Credit Agreement.

(c)          Agreements. Subject to the terms and conditions herein set forth and in reliance upon the Loan Parties’ representations, acknowledgments, agreements and warranties herein contained, including, without limitation, the satisfaction of the conditions precedent described in Section 5 herein, the Lenders agree that the Net Cash Proceeds of the sale of Hatteras Funds, LLC (the “Hatteras Proceeds”) shall not be required to be offered to prepay the Loans as required by Section 2.13(b) of the Credit Agreement (subject to Section 4.3 of the Intercreditor Agreement), and may be retained by the Borrower.

(d)          No Waiver. Nothing in this Agreement should in any way be deemed (i) a waiver of the Specified Defaults or any Other Default or any term or provision of the Credit Agreement or any of the other Loan Documents or (ii) an agreement to forbear from exercising any rights or remedies with respect to the Specified Defaults (except as expressly set forth herein) or any Other Default. The Administrative Agent, the Lenders and the other Secured Parties have not waived or released, are not by this Agreement waiving or releasing, and have no present intention of waiving or releasing, the Specified Defaults or any Other Default, or any remedies or rights of the Administrative Agent, the Lenders and/or any other Secured Party with respect thereto, all of which are hereby expressly reserved. Any waiver of the Specified Defaults or any Other Default shall be effective only if set forth in a written instrument executed and delivered in accordance with the provisions of Section 9.08 of the Credit Agreement.

(e)          Administrative Agent. The Lenders expressly acknowledge and confirm that (i) the Lenders have independently negotiated this Agreement with the Borrower without guidance from, or any significant participation of, the Administrative Agent, (ii) the Lenders have made an independent determination to enter into this agreement and provide the forbearances granted hereby and have not relied on the Administrative Agent in making such determination and (iii) the Administrative Agent shall have no liability to the Lenders for actions taken or not taken by the Administrative Agent pursuant to this Agreement. The Lenders further reaffirm the exculpations, acknowledgments and agreements contained in Article VIII of the Credit Agreement and the indemnities contained in Sections 9.05(b) and (c) of the Credit Agreement that, in each case, run in favor of the Administrative Agent. The Lenders agree to not bring any claim or make any assertion that is contrary to the provisions of the immediately preceding two sentences.

The execution of, or failure to execute, this Agreement by any Loan Party shall not be deemed to constitute a reduction, limitation, impairment, release, modification or termination of any Obligations, any Guarantee Agreement and/or any Lien or security interest on any Collateral for any reason with respect to any Loan Party, including, without limitation, by any claim of waiver, release, surrender, modification, alteration or compromise, and shall not give rise to any defense or setoff, counterclaim, recoupment or termination whatsoever, whether by reason of the invalidity, illegality or unenforceability of any Obligations, any Guarantee Agreement and/or any Lien or security interest on any Collateral or any other circumstance in law or in equity that could result in the discharge, reduction or modification of any Obligations of any Loan Party under any of the Loan Documents and/or any Lien or security interest on any Collateral. For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, no Secured Party shall be under any obligation to forbear from exercising any rights or remedies under the Loan Documents, in law or in equity against any Loan Party that does not execute this Agreement or against any property of any such Loan Party, whether during the Forbearance Period or otherwise, and each Secured Party’s ability to exercise its rights and remedies under the Loan Documents, in law or in equity, whether as a result of any Specified Default, any Other Default or any other circumstance, shall not be impaired or modified as to any Loan Party that does not execute this Agreement or any property of any such Loan Party.

2.            Acknowledgement and Reaffirmation of Indebtedness and Liens. Each of the Borrower and the other Loan Parties, in its capacity under each of the Loan Documents to which it is a party (including the capacities of debtor, guarantor, grantor and pledgor, as applicable, and each other similar capacity, if any, in which such party has granted Liens on all or any part of its properties or assets, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby (a) expressly reaffirms and assumes all of its obligations and liabilities to the Administrative Agent, the Collateral Agent, the Lenders and each other Secured Party as set forth in the Credit Agreement and the other Loan Documents and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, guaranties, grants of security interests and covenants contained in the Credit Agreement and the other Loan Documents as though such Credit Agreement and the other Loan Documents were being re-executed on the date hereof (except with respect to the Specified Defaults as expressly contemplated herein); and (b) to the extent such party has granted Liens or security interests on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of its Obligations to the Administrative Agent, the Lenders, the Collateral Agent and/or any other Secured Party, hereby acknowledges, ratifies, remakes, regrants, confirms and reaffirms without condition, all Liens and security interests granted to the Administrative Agent and/or the Collateral Agent, for their benefit and the benefit of the Lenders, pursuant to the Credit Agreement and the other Loan Documents and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Loan Documents to which it is a party, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Loans made by the Administrative Agent and the Lenders to the Borrower and/or the other Loan Parties under the Credit Agreement, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing. The Loan Parties each agree that the “Obligations” secured by the Collateral shall include any and all obligations of the Loan Parties under this Agreement and that this Agreement shall constitute a Loan Document. Each Loan Party acknowledges and agrees: (i) each Guarantee Agreement entered into by any Loan Party pursuant to the Loan Documents, this Agreement or otherwise, and any obligations incurred thereunder, have been provided in exchange for “reasonably equivalent value” (as such term is used under the Bankruptcy Code and applicable state fraudulent transfer laws) and “fair consideration” (as such term is used under applicable state fraudulent conveyance laws) and (ii) each grant or perfection of a Lien or security interest on any Collateral provided in connection with this Agreement and/or any negotiations with the Administrative Agent and/or the Lenders in connection with a “workout” of the Obligations is intended to constitute, and does constitute, a “contemporaneous exchange for new value” (as such term is used in section 547 of the Bankruptcy Code).

3.            Terminating Events. The obligation of the Administrative Agent and the Lenders to forbear from exercising remedies, as provided herein and subject to the final paragraph of this Section 3, shall terminate upon the occurrence of any one or more of the following events (each, a “Terminating Event”):

(a)          Any Loan Party repudiates or asserts a defense to any obligation or liability under this Agreement, the Credit Agreement or any other Loan Document or makes or pursues a claim against the Administrative Agent or any Lender; and/or

(b)          Any Loan Party fails to observe or perform any of its agreements, conditions or undertakings set forth in the Loan Documents (except with respect to the Specified Defaults as expressly contemplated herein), including, without limitation, its agreements, conditions or undertakings set forth in this Agreement; and/or

(c)          The occurrence or existence of any Default or Event of Default under the Credit Agreement or any other Loan Document (other than the Specified Defaults), or any breach or default by any Loan Party of any term, covenant, condition, representation or warranty set forth in this Agreement, in each case, whether now existing or hereafter occurring; and/or

(d)          Any representation, warranty, statement, covenant or other agreement of any Loan Party contained herein or in any financial statements of any Loan Party provided to the Administrative Agent and/or the Lenders in connection herewith shall have been false or incorrect in any material respect (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in any respect); and/or

(e)          The release of the Secured Parties set forth below is alleged to be invalid or unenforceable by any claim or proceeding initiated or commenced in favor of, through, or by any Loan Party or any other Person; and/or

(f)          The termination or expiration of the forbearance period contemplated by any Other Debt Forbearance Agreement (as defined below) and/or any amendment, modification, supplement or waiver to any Other Debt Forbearance Agreement without the prior written consent of the Required Lenders; and/or

(g)          The acceleration of, or exercise of any remedies with respect to, any Indebtedness listed on Schedule 2, or any document, agreement or instrument governing unsecured Indebtedness of any Loan Party in excess of $20 million, in each case if not rescinded within 10 days from the date of such acceleration or exercise of remedies; and/or

(h)          The termination of David Orlofsky of Zolfo Cooper Management, LLC as Chief Strategy Officer and the failure to appoint a replacement Chief Strategy Officer acceptable to the Required Lenders within 14 days; and/or

(i)          The termination of Bradley Scher as an independent board member or Chairman of the Executive Committee of the board of directors of the Borrower and the failure to appoint a replacement independent board member (and Chairman of the Executive Committee) acceptable to the Required Lenders within 14 days; and/or

(j)          The payment of any coupon, amortization or other amount by the Borrower or any other Loan Party or Subsidiary of a Loan Party on account of any Indebtedness that is unsecured or is otherwise junior in payment or lien priority to the Obligations under the Credit Agreement; and/or

(k)          The application of any part of the Hatteras Proceeds to any other Indebtedness of any Loan Party or Subsidiary of a Loan Party, or any other payment or prepayment, redemption, defeasance, purchase or retirement (whether scheduled, voluntary or mandatory) of any other Indebtedness of any Loan Party or Subsidiary of a Loan Party; and/or

(l)          The failure of the Borrower to enter into a support agreement, in form and substance satisfactory to the Required Lenders, duly executed and delivered by the Borrower, the Required Lenders and the “Required Lenders” under (and as defined in) the First Lien Credit Agreement and to provide the Required Lenders with evidence, reasonably satisfactory to them, that all necessary corporate and shareholder approvals for the execution, delivery and performance of such support agreement by the Loan Parties have been obtained, in each case not later than January 15, 2016; and/or

(m)          The occurrence of 5:00 p.m. (Eastern time) on January 29, 2016.

Notwithstanding any provision of the Credit Agreement, this Agreement or any other Loan Document to the contrary, upon the occurrence of a Terminating Event, the Required Lenders (or the Administrative Agent, acting at the direction of the Required Lenders) may, at their option, terminate the Forbearance Period and declare the Obligations (including all accrued, but unpaid interest) to be immediately due and payable, and the Administrative Agent, the Collateral Agent and/or the Required Lenders may, at their option and without notice to the Borrower or any other Loan Party except as otherwise required by the Loan Documents, exercise any and all rights and remedies pursuant to the Loan Documents or applicable law as a result of the existence of the Specified Defaults or any Other Default in such manner as the Administrative Agent and the Required Lenders in their sole and exclusive discretion determine.

4.            Covenants of the Borrower and the Other Loan Parties.

(a)          Retention of Investment Banker. The Borrower shall not terminate or modify the engagement of Lazard Frères & Co. LLC as Investment Banker as set forth in that certain engagement letter, dated as of November 24, 2015, among Lazard Frères & Co. LLC and RCS Capital Corporation without the consent of the Required Lenders. For purposes of this Agreement, an email from the Secured Party Legal Advisor (as defined below) that the Required Lenders have consented to a particular action to which they have consent rights under this Agreement shall be conclusive evidence of such consent.

(b)          Financial Advisor for the Secured Parties. The Loan Parties acknowledge that GLC Advisors & Co., LLC has been retained as financial advisor for the Secured Parties (the “Secured Party Financial Advisor”) at the sole expense of the Loan Parties, pursuant to an engagement letter (including, without limitation, the terms of payment thereof) dated no later than January 6, 2016 and effective as of December 18, 2015 (the “Secured Party Financial Advisor Engagement Letter”). The Borrower and the other Loan Parties agree to cooperate fully with the Secured Party Financial Advisor and the Administrative Agent’s and the Lenders’ personnel and representatives with respect to, among other things, any reasonable request for information by the Secured Party Financial Advisor or such personnel and representatives including, without limitation, to (i) participate fully in, and cause the Chief Strategy Officer, the Investment Banker, and/or the Borrower’s other financial advisors (including, without limitation, Zolfo Cooper, LLC) to participate fully in calls with the Secured Party Financial Advisor, the Administrative Agent, the Lenders and/or the Secured Party Legal Advisor (as defined below) at such times and with such frequency as reasonably requested by the Required Lenders and (ii) provide, and cause the Investment Banker, the Chief Strategy Officer and/or the Borrower’s other financial advisors to provide such other reports and information (financial or otherwise) as the Administrative Agent, the Secured Party Financial Advisor or the Secured Party Legal Advisor may reasonably request from time to time in connection with any Collateral or any Loan Party’s or Subsidiary’s financial condition, assets, liabilities, operations or businesses, including, without limitation, (A) weekly “flash” operating reports for each operating unit or groups of units, which include, without limitation, rolling four week cash flow projections, (B) monthly reports comparing key metrics for the business (including Run-Rate Adjusted EBITDA and Cash Flows) with the prior year’s results for the same or similar period and (C) notice of material events. The Loan Parties acknowledge and agree that (i) the Secured Party Financial Advisor shall be deemed to be an “Indemnitee” as that term is used and defined in the Credit Agreement and (ii) the reasonable fees and out-of-pocket costs and expenses of the Secured Party Financial Advisor shall constitute “Obligations” under the Credit Agreement secured by the Collateral under the Security Documents.

(c)          Legal Advisor for Certain of the Secured Parties and the Administrative Agent. The Loan Parties acknowledge that certain of the Secured Parties have retained Davis Polk & Wardwell LLP as legal advisor (the “Secured Party Legal Advisor”) and that the Administrative Agent has retained Cahill Gordon & Reindel LLP (the “Agent’s Legal Advisor”); provided that if the Administrative Agent shall resign as such, the successor Administrative Agent may retain separate legal counsel, and in such case, such separate counsel shall also be included within the term Agent’s Legal Advisor for the purposes of this Agreement. The Loan Parties acknowledge and agree that (i) at all times prior to and following the date hereof, the Secured Party Legal Advisor, the Agent’s Legal Advisor and their respective attorneys and employees are deemed to be “Indemnitees” as that term is used and defined in the Credit Agreement and (ii) the reasonable fees and out-of-pocket costs and expenses of the Secured Party Legal Advisor and the Agent’s Legal Advisor shall constitute “Obligations” under the Credit Agreement secured by the Collateral under the Security Documents. For the avoidance of doubt, nothing in this Section 4(c) shall impair or otherwise limit in any respect the Loan Parties’ obligations under Section 9.05 of the Credit Agreement or the protections for any “Indemnitees” (whether the Agents, the Secured Parties, their respective advisors or otherwise) as that term is used and defined in the Credit Agreement.

(d)          Weekly Lender Conference Calls. No less frequent than on a weekly basis following the date hereof, the Borrower, the Chief Strategy Officer, the Investment Banker and the Secured Party Financial Advisor shall each participate fully in conference calls with the Administrative Agent (if the Administrative Agent elects to participate), the Lenders and, at the election of the Required Lenders, the Secured Party Legal Advisor.

(e)          Retention Program for Financial Advisors. By no later than January 8, 2016, the Loan Parties shall have presented a retention program for financial advisors affiliated with the retail advice division of the Borrower to the advisors to the Lenders.

(f)          Collateral. The Borrower and the other Loan Parties shall comply with all obligations under Section 5.10 of the Credit Agreement and Section 3.02 of the Collateral Agreement within ten days of receipt of any notice from the Collateral Agent requesting such compliance, unless extended by consent of the Required Lenders. The Borrower shall cause Carter Validus Securities Holdings, LLC and Cetera Investment Advisers LLC to execute a supplement to each of the Guarantee Agreement and any applicable Security Document in order to become Guarantors under the Guarantee Agreement and grantors under such Security Documents by January 5, 2016.

(g)          Further Information. The Borrower and the other Loan Parties shall promptly provide the Administrative Agent and advisors to the Lenders with any information (financial or otherwise) that the Administrative Agent or advisors to the Lenders reasonably request, including, without limitation, projections, forecasts, budgets and information regarding liquidity, cash flow, proposed financing activities (equity or debt) and proposed corporate transactions (including, any contemplated sales or mergers); provided, that prior to sending such information, the Borrower shall notify the Administrative Agent and the advisors to the Lenders whether or not such information constitutes material non-public information. Without any requirement of prior request, the Borrower and other Loan Parties shall promptly notify the Administrative Agent and the advisors to the Lenders of the occurrence of any terminating event, the failure to satisfy a condition precedent or any other material breach under any Other Debt Forbearance Agreement.

(h)          Docupace Technologies Equity. Notwithstanding that the Borrower has designated Docupace Technologies, LLC as an Immaterial Company, the Borrower and the other Loan Parries shall use commercially reasonable efforts to obtain all necessary consents required to pledge the equity of Docupace Technologies, LLC to the Lenders as Collateral.

(i)          Secured Party Financial Advisor Engagement Letter. Within three (3) Business Days after the date of this Agreement, the Borrower shall have executed the Secured Party Financial Advisor Engagement Letter in form and substance reasonably satisfactory to the Required Lenders and delivered executed copies thereof to the Required Lenders, the Secured Party Financial Advisor and the Secured Party Legal Advisor.

(j)          Immediate Event of Default. The Borrower and the other Loan Parties each acknowledge and agree that the breach or failure to comply in any respect with the terms and conditions of this Section 4 shall constitute an immediate Event of Default under Section 7.01(e) of the Credit Agreement and that no cure period shall apply to such Event of Default.

5.            Conditions Precedent.  This Agreement and the agreements of the Administrative Agent and the Lenders described herein will not be effective unless and until all of the following have occurred or been satisfied on or before the date of this Agreement, or such later time as the Administrative Agent and the Required Lenders may agree, in writing, in their sole discretion:

(a)          Delivery of Agreement. This Agreement shall have been duly authorized and executed by the Required Lenders, Administrative Agent, Borrower and the other Loan Parties hereto and delivered to the Administrative Agent and the Lenders.

(b)          Performance; No Default. The Loan Parties shall have performed and complied with all agreements and conditions contained in the Loan Documents to be performed by or complied with prior to the date hereof, other than the terms of the Loan Documents which are the subject of the Specified Defaults, and no Other Default shall exist.

(c)          Representations and Warranties. The representations and warranties of the Loan Parties set forth in this Agreement and the Loan Documents shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects), except with regard to the absence of the Specified Defaults.

(d)          Collateral. To the extent not previously delivered as of a recent date, the Borrower shall have (i) caused the certificates representing the Capital Stock of each Subsidiary listed on Exhibit B hereto to be delivered to the Collateral Agent (or, pursuant to the terms of the Credit Agreement, the Collateral Agreement, the Intercreditor Agreement and the other Loan Documents, the First Lien Collateral Agent), together with stock powers or other appropriate instruments of transfer duly endorsed in blank, (ii) delivered to the Collateral Agent a true, complete and accurate Perfection Certificate dated as of the date hereof and duly executed by a Responsible Officer of each of the Loan Parties, including a list of all Deposit Accounts (as defined in the Collateral Agreement), Securities Accounts (as defined in the Collateral Agreement), and Commodities Accounts (as defined in the Collateral Agreement) in existence as of the date hereof and (iii) delivered to the Collateral Agent fully completed intellectual property security agreements and all other necessary documentation for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, with regard to any registered patent, trademark or copyright Collateral listed on Exhibit C; provided that satisfaction of the condition precedent set forth in this Section 5(d)(iii) shall not require the Collateral Agent to execute acknowledgments to the intellectual property security agreements contemplated hereby.

(e)          Delivery of Other Debt Forbearance Agreements. The Loan Parties shall have delivered to the Administrative Agent and the Lenders a forbearance agreement for which all conditions precedent have been satisfied (other than execution and delivery of this Agreement) and that is in form and substance reasonably satisfactory to the Required Lenders in respect of (i) that certain First Lien Credit Agreement, dated as of April 29, 2014, among RCS Capital Corporation, RCS Management, RCAP Holdings, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent and certain other entities party thereto from time to time (as the same may be amended, restated, supplemented, or otherwise modified from time to time), (ii) the Indenture governing the Luxor Convertible Notes, dated April 29, 2014, between RCS Capital Corporation and Wilmington Trust, National Association, as Trustee, and (iii) those certain Senior Unsecured Promissory Notes issued by RCS Capital Corporation to Luxor Capital Partners, L.P., Luxor Wavefront, L.P., Luxor Capital Partners Offshore Master Fund, L.P. and Thebes Offshore Master Fund, LP, each dated November 9, 2015 for the aggregate principal amount of $15 million (the forbearance agreements referenced in (i) through (iii) collectively, the “Other Debt Forbearance Agreements”).

(f)          Fees. The Loan Parties shall have paid all fees, costs and expenses of the Secured Party Legal Advisor and the Agent’s Legal Advisor incurred prior to and through the date of this Agreement.

(g)          Organizational Chart. The Loan Parties shall have provided to the Administrative Agent and the advisors to the Lenders a true, complete and correct organizational chart describing the ownership structure and jurisdiction of incorporation of each Loan Party and each of their respective Subsidiaries, as well as indicating whether such entity is a Guarantor (such chart, the “Organizational Chart”).

6.            Representations and Warranties.

(a)          Each of the Borrower and the other Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, and after giving effect hereto, (1) except as with respect to the occurrence of the Specified Defaults, the representations of the Borrower and the other Loan Parties contained herein, in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (2) other than the Specified Defaults, no Default or Event of Default has occurred and is continuing or, after giving effect hereto, would result from the execution, delivery and performance of this Agreement; (3) the execution, delivery and performance by the Borrower and the other Loan Parties of this Agreement and any other documents executed in connection with or as a condition precedent to this Agreement (i) have been duly authorized by all necessary corporate or organizational and, if required, shareholder action on the part of the Borrower and the other Loan Parties, (ii) do not violate the organizational documents of the Borrower or any of the other Loan Parties, (iii) do not violate or result in a default under any applicable law or Material Contract, (iv) do not violate or result in a default under any First Lien Loan Document, and (v) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Required Lenders) which has not been obtained; (4) the Loan Documents, including this Agreement, constitute the valid and legally binding obligations of the Borrower and the other Loan Parties party hereto, enforceable against each such party in accordance with their terms; (5) all of the Recitals set forth above are true and correct; (6) neither the Borrower nor any of the other Loan Parties have any claims, defenses, causes of action, counterclaim, offsets or recoupments, subordinations (whether equitable or otherwise) against the Administrative Agent, the Lenders, any of the other Secured Parties or their respective current and former officers, employees, agents, directors, parents, subsidiaries, affiliates or attorneys of any kind or nature whatsoever that are not hereby waived and released pursuant to this Agreement; (7) as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents (including, without limitation, this Agreement), are valid, enforceable, duly perfected, non-avoidable liens, security interests, assignments and pledges (subject only to the Permitted Liens), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations described in the respective instruments in which such interests were granted; (8) each Specified Default is a valid and effective Default or Event of Default (as the case may be) under the Credit Agreement and the other Loan Documents, and no notice of any Specified Default was required thereunder to be given to the Borrower or the other Loan Parties; (9) there are no actions, suits or proceedings pending or, to the knowledge of the Borrower or the other Loan Parties, threatened with respect to the Borrower or the other Loan Parties (A) that have had or could have, if adversely decided, a Material Adverse Effect, or (B) that question the validity or enforceability of the Credit Agreement or any of the other Loan Documents, or of any action taken by the Administrative Agent, the Lenders or any other Secured Party (for the avoidance of doubt, the Borrower and the other Loan Parties acknowledge and agree that nothing in this Agreement shall constitute or be deemed to constitute a waiver by the Administrative Agent, the Lenders or any other Secured Party of any of their respective rights and remedies, or of any of the obligations of the Borrower or any other Loan Party, under the Loan Documents or otherwise with respect to the occurrence of any Material Adverse Effect or if any Loan Party is not Solvent); (10) the Organizational Chart is complete and accurate in all respects; (11) RCS Management is not a Subsidiary of Borrower; (12) to Borrower’s knowledge, RCS Management does not own any assets, whether tangible or intangible; (13) other than the Senior Notes, the Borrower has not incurred any Indebtedness in reliance on Section 6.01(y) of the Credit Agreement; and (14) each of the entities listed on Exhibit D hereto is an Excluded Company for the reasons set forth in such Exhibit.

(b)          The Borrower and the other Loan Parties hereby expressly acknowledge and confirm that the foregoing representations and warranties are being specifically relied upon by the Administrative Agent and the Lenders as a material inducement to the Administrative Agent and the Lenders to enter into this Agreement and to forbear from exercising the Administrative Agent’s and the Lenders’ rights and remedies as expressly set forth herein.

(c)          Schedule 1 hereto sets forth each default or event of default (whether or not in existence as a result of the Specified Defaults) that is in existence on the date hereof or would be in existence if not for the forbearance contemplated by this Agreement under (i) the First Lien Credit Agreement, (ii) the Indenture (as supplemented, amended or otherwise modified) governing the Luxor Convertible Notes, (iii) the Senior Notes and (iv) any other document, agreement or instrument governing unsecured Indebtedness of any Loan Party in excess of $20 million.

7.            Fees; Expenses; Costs.  Each of the Borrower and the other Loan Parties hereby jointly and severally agrees, on demand, to reimburse the Administrative Agent and the Lenders, for all reasonable and out-of-pocket costs and expenses of the Administrative Agent and the Lenders related to or in connection with this Agreement and any documents, agreements or instruments referred to herein, including, without limitation, the reasonable fees and out-of-pocket expenses of the Secured Party Financial Advisor, the Secured Party Legal Advisor, the Agent’s Legal Advisor and the consultants, attorneys or other professionals retained by the Administrative Agent and/or the Lenders in connection with the Loan Documents, including without limitation, in connection with (A) the negotiation and preparation of this Agreement, the enforcement of their rights and remedies under this Agreement, and (B) the negotiation, documentation and analysis related to any “work out,” amendment to the Credit Agreement, or restructuring of the Obligations or any of the Loan Documents (in each case, whether or not incurred prior to the date of this Agreement). All such fees, costs and expenses shall constitute Obligations under the Credit Agreement secured by the Collateral under the Security Documents. Nothing in this Agreement shall be intended or construed to hold the Lenders, the Administrative Agent or any other Secured Party liable or responsible for any expense, liability or obligation of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses, other professionals’ fees and expenses, wages, salaries, payroll taxes, withholdings, benefits or other amounts payable by or on behalf of the Loan Parties).

8.            Revival Of Obligations. If all or any part of any payment that is the responsibility of the Loan Parties under or on account of the Credit Agreement, the other Loan Documents, this Agreement or any agreement, instrument or other document executed or delivered by the Loan Parties in connection with this Agreement is invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment would be deemed to not have been paid, and the obligations of the Loan Parties in respect thereof would be immediately and automatically revived without the necessity of any action by the Administrative Agent, any Lender or any other Secured Party. The provisions of this Section 8 shall survive execution and delivery of this Agreement and the documents, agreements and instruments to be executed or delivered herewith.

9.            No Defenses; Reliance.

(a)          The Loan Parties hereby acknowledge and confirm that there are no existing defenses, claims, subordinations (whether equitable or otherwise), counterclaims or rights of recoupment or set-off against the Administrative Agent, the Lenders or any other Secured Parties in connection with the Obligations or in connection with the negotiation, preparation, execution, performance or any other matters relating to the Credit Agreement, the other Loan Documents or this Agreement, in each case, other than those hereby waived and released in accordance with the terms of this Agreement.

(b)          The Loan Parties further acknowledge and agree that, notwithstanding anything to the contrary set forth in this Agreement, the Administrative Agent and the Lenders do not have, nor shall have, an obligation to: (i) amend the Credit Agreement or any other Loan Document or otherwise further restructure the Obligations; (ii) make any further loans, advances or extension of credit to or for the benefit of the Borrower or the other Loan Parties, (iii) extend the Forbearance Period; (iv) refrain from terminating the Forbearance Period upon the occurrence of any Terminating Event or (v) enter into any other instruments, agreements or documents regarding any of the same with the Loan Parties, and that neither the Lenders nor the Administrative Agent nor any of their respective representatives, have made any agreements with, or commitments or representations or warranties to, the Loan Parties (either in writing or orally), other than as expressly stated in this Agreement.

(c)          The Loan Parties expressly understand and further agree that the Administrative Agent and the Lenders are relying on all terms, covenants, conditions, warranties and representations set forth in this Agreement as a material inducement to the Administrative Agent and the Lenders to enter into this Agreement and to forbear from exercising the Administrative Agent’s and the Lenders’ rights and remedies as specifically set for herein.

10.          Cumulative Remedies.

(a)          Except as otherwise specifically provided in this Agreement, the rights, powers, authorities, remedies, interests and benefits conferred upon the Administrative Agent, the Lenders and each of the other Secured Parties by and as provided in this Agreement are intended to supplement, and be in addition to (and shall not in any way replace, supersede, amend, limit or restrict), the rights, powers, authorities, remedies, interests, and benefits conferred by the Credit Agreement, the other Loan Documents and applicable law and in equity.

(b)          No delay on the part of the Administrative Agent, the Lenders or any other Secured Party in the exercise of any power, right or remedy under this Agreement, the Credit Agreement or any other Loan Document at any time shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent, the Lenders or any other Secured Party of any power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy.

11.          Release. Each Loan Party (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Loan Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties, and the Administrative Agent’s, each Lender’s and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, claims for subordination (whether equitable or otherwise), interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore have accrued against any of the Lender Parties under the Credit Agreement or any of the other Loan Documents, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”), in each case, other than Claims arising from Lender Parties’ gross negligence, fraud, or willful misconduct. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 11.

12.          No Marshaling.  In consideration of the accommodations being made available by the Administrative Agent and the Lenders to or for the benefit of the Loan Parties under this Agreement, including, without limitation, the forbearance on the part of the Administrative Agent and the Lenders, the Loan Parties hereby waive the benefit of any theory or statute requiring the marshaling of assets or other similar legal doctrine and agree that the Administrative Agent, the Collateral Agent, the Lenders and each other Secured Party may exercise their rights against the Collateral and apply the proceeds thereof to any of the Obligations, as aforesaid.

13.          Relationship.  The Loan Parties agree that the relationship between the Administrative Agent, the Lenders and each other Secured Party, on one hand, and the Loan Parties, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement, or any other association between the Administrative Agent, the Lenders and/or any other Secured Party and the Loan Parties. The Loan Parties acknowledge that the Administrative Agent, the Lenders and each other Secured Party have acted at all times only as a creditor to the Loan Parties within the normal and usual scope of the activities normally undertaken by a creditor and in no event have the Administrative Agent, the Lenders or any other Secured Party attempted to exercise any control over the Borrower or any other Loan Party or their respective businesses or affairs. The Loan Parties further acknowledge that the Administrative Agent, the Lenders and each other Secured Party have not taken or failed to take any action under or in connection with their rights under the Credit Agreement and the other Loan Documents that in any way or to any extent have interfered with or adversely affect the Loan Parties’ ownership of the Collateral.

14.          Disclosure of Material Non-Public Information. Notwithstanding any requirement under the Letter Agreements dated on or about December 11, 2015 between the Borrower and each Lender that the Borrower publicly disclose material non-public information provided to the Lenders by the earlier of (i) two business days following the public announcement of a strategic transaction and (ii) January 29, 2016, the Loan Parties and Lenders agree that any such public disclosure shall not be required prior to the earlier of (i) January 29, 2016 or (ii) two business days following a Terminating Event.

15.          Notices.  All notices, requests or other communications required or desired to be given hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or e-mail, as follows:

(a)          If to the Borrower:

RCS Capital Corporation

405 Park Avenue

New York, NY 10022

Attn: Mason Allen

Phone: 866-904-2988

mallen@rcscapital.com

  with a copy to:

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Attn: Martin Nussbaum, Esq.

Phone: 212-698-3500

Fax:     212-698-3599

martin.nussbaum@dechert.com

-and-

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attn: Sarah Gelb, Esq.

Phone: 215-994-4000

Fax:     215-994-2222

sarah.gelb@dechert.com

(b)          If to the Lenders:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn: Timothy Graulich, Esq.

Phone: 212-450-4639

Fax:     212-450-5672

timothy.graulich@davispolk.com

(c)          If to the Administrative Agent:

Bank of America, N.A., as Administrative Agent

135 S. LaSalle St.

Mail Code: IL4-135-09-61

Chicago, IL 60603

Attn: Roberto O. Salazar, Agency Management Officer

Phone: 312-828-3185

Fax:     877-207-2382

roberto.o.salazar@baml.com

with a copy to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

Attn: Jonathan A. Schaffzin and Darren Silver

Phone: 212-701-3027

Fax:     212-378-2603

dsilver@cahill.com

Any successor Administrative Agent appointed during the Forbearance Period shall provide the other parties hereto with updated notice information for itself and any outside counsel, in writing and as soon as reasonably practicable following such appointment.

16.          No Third Party Beneficiaries.  This Agreement is made and entered into for the sole protection and benefit of the parties hereto and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

17.          Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, it being the parties’ intention that each and every provision of this Agreement be enforced to the fullest extent permitted by applicable law.

18.          Further Assurances.  At the Administrative Agent’s or the Lenders’ reasonable request, Borrower and the other Loan Parties shall promptly execute any other document to evidence or further the intent of Borrower, the other Loan Parties, Administrative Agent and the Lenders set forth herein.

19.          Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto. Delivery of an executed counterpart of the signature page by telecopier or electronic mail (via PDF) shall be as effective as delivery of an original manually executed counterpart.

20.          Descriptive Headings; Construction.  The headings in this Agreement are intended for convenient references only and shall not in any way limit, amplify or be used in interpreting the terms of this Agreement. The masculine, feminine or neutral gender in the singular or plural shall be deemed to include the others wherever the context of this Agreement so requires. This Agreement shall not be construed against any party hereto as the drafters of this Agreement.

21.          Time of Essence.  Time is of the essence with respect to this Agreement.

22.          Successors and Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, the Administrative Agent, the Lenders, the Borrower and the other Loan Parties and their respective successors and assigns, except that the Borrower and the other Loan Parties may not assign their rights under this Agreement, the Credit Agreement or any other Loan Document without the prior written consent of the Administrative Agent and the Lenders.

23.          Administrative Agent’s, Lenders’ and other Secured Parties’ Actions.  The authority herein conferred upon the Administrative Agent and the Lenders and any action taken by the Administrative Agent or the Lenders hereunder or by any Secured Party under the Credit Agreement and any other Loan Document or any document, agreement or instrument referred to herein will be taken by the Administrative Agent, the Lenders or any other Secured Party for the protection of the Lenders and each other Secured Party only, and neither the Administrative Agent, the Collateral Agent, the Lenders nor any other Secured Parties assume or shall be deemed to have assumed any responsibility to the Loan Parties or to any other persons with respect to any such action authorized or taken by the Administrative Agent, the Collateral Agent, the Lenders or any other Secured Parties, except as required by applicable law. No person shall be entitled to rely upon, or claim to have relied upon, any action taken or failed to have been taken by the Administrative Agent, the Collateral Agent, the Lenders, any other Secured Party or their respective current and former consultants, agents, employees, officers, directors, agents or representatives.

24.          Amendments.  This Agreement may be amended, supplemented or otherwise modified only by a written agreement signed by the Borrower, the other Loan Parties, the Administrative Agent and the Lenders and none of the provisions hereof may be waived without the prior written consent of the Administrative Agent and the Lenders.

25.          Voluntary Agreement.  The Loan Parties represent and warrant that they are represented by legal counsel of their choice, that they have consulted with such counsel regarding this Agreement, that they are fully aware of the terms and provisions contained herein and of their effect and that they have voluntarily and without coercion or duress of any kind entered into this Agreement.

26.          Integration.  This Agreement and the instruments, agreements and documents referred to in this Agreement shall be deemed incorporated into and made a part of the Credit Agreement and the other Loan Documents. This Agreement shall be deemed to be a Loan Document as that term is defined in the Credit Agreement. All such instruments, agreements and documents, and this Agreement, shall be construed as integrated and complementary of each other, and, except as otherwise specifically provided in this Agreement, as augmenting and not restricting the Administrative Agent’s, the Collateral Agent’s, the Lenders’ and/or each other Secured Party’s rights, remedies, benefits and security. If after applying the foregoing an inconsistency still exists, the provisions of this Agreement shall constitute an amendment to the Credit Agreement and shall control. References in the Credit Agreement to this “Agreement,” “herein,” “hereof” or “hereunder” or references to the Credit Agreement in any other agreement or document shall, in each case, be deemed to refer to the Credit Agreement as amended hereby.

27.          No Novation. This Agreement shall not extinguish the Loans or other Obligations outstanding under the Credit Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement. Nothing herein contained shall be construed as a substitution, novation or repayment of the Loans or other Obligations outstanding under the Credit Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement, all of which shall remain outstanding in full force and effect after the effectiveness of this Agreement.

28.          No Waiver or Impairment. Nothing in this Agreement or any related documents shall constitute a waiver of any existing or future Default or Event of Default or, to the extent not expressly provided herein, any rights and/or remedies of the Administrative Agent or the Lenders. The Loan Parties, in consideration of the Administrative Agent and the Lenders entering into this Agreement, hereby irrevocably and specifically waive and release any and all defenses and/or grounds of avoidance the Loan Parties have or may believe they have with respect to the Administrative Agent’s, Collateral Agent’s, the Lenders’ and other Secured Parties’ lien on and security interest in the Collateral and the Administrative Agent’s, Collateral Agent’s, the Lenders’ and other Secured Parties’ perfection thereof.

29.          GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

30.          Consent to Forum. EACH OF THE BORROWER AND THE OTHER LOAN PARTIES HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OF THE BORROWER AND THE OTHER LOAN PARTIES IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE CREDIT AGREEMENT. Nothing herein shall limit the right of Administrative Agent, any Lender or any other Secured Party to bring proceedings against the Borrower or any other Loan Party in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by Administrative Agent, Collateral Agent or any other Secured Party of any judgment or order obtained in any forum or jurisdiction.

31.          WAIVERS BY THE BORROWER AND THE OTHER LOAN PARTIES. To the fullest extent permitted by Applicable Law, each OF THE BORROWER AND THE OTHER LOAN PARTIES waives (a) the right to trial by jury (WHICH THE ADMINISTRATIVE AGENT HEREBY ALSO WAIVES) in any proceeding or dispute of any kind relating in any way to THIS AGREEMENT, any OTHER Loan Documents, Obligations or Collateral; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Administrative Agent OR ANY OTHER SECURED PARTY on which THE BORROWER OR ANY OTHER LOAN PARTY may in any way be liable, and hereby ratifies anything Administrative Agent OR ANY OTHER SECURED PARTY may do in this regard; (c) notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing Administrative Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against Administrative Agent, ANY LENDER or any OTHER SECURED PARTY, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each OF THE BORROWER AND THE OTHER LOAN PARTIES acknowledges that the foregoing waivers are a material inducement to THE ADMINISTRATIVE AGENT, tHE Lenders AND ANY OTHER SECURED PARTIES entering into this aGREEMENT AND THE OTHER LOAN DOCUMENTS and that they are relying upon the foregoing in their dealings with the BORROWER AND THE OTHER LOAN PARTIES. Each OF THE BORROWER AND THE OTHER LOAN PARTIES has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this AGREEMENT may be filed as a written consent to a trial by the court.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be acknowledged, executed and delivered by their duly authorized officers as of the date first above written.

Borrower:

RCS Capital Corporation

By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

Guarantors:

American National Stock Transfer, LLC
By:	RCS Capital Holdings, LLC, its managing member,
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

Braves Acquisition, LLC
By:	RCS Capital Holdings, LLC its managing member,
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

CARTER VALIDUS SECURITIES HOLDINGS, LLC
By:	Strategic Capital Management Holdings, LLC, its managing member,
By:	RCS Capital Holdings, LLC, its managing member,
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

Cetera Advisor Networks Insurance Services LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Cetera Advisors Insurance Services LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Cetera Financial Group, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Cetera Financial Holdings, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Cetera Financial Specialists Services LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Cetera Insurance Agency LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

CETERA INVESTMENT ADVISERS, LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Chargers Acquisition, LLC
By:	RCS Capital Holdings, LLC its managing member,
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

Signature Page to Forbearance Agreement to Second Lien Credit Agreement

FAS Holdings, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

First Allied Advisory Services, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

First Allied Holdings Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

ICC Insurance Agency, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Investors Capital Holdings, LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

J.P. Turner & Company Capital Management, LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Legend Advisory Corporation
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Legend Group Holdings, LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

RCS Advisory Services, LLC
By:	RCS Capital Holdings, LLC, its managing member,
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

Signature Page to Forbearance Agreement to Second Lien Credit Agreement

RCS Capital Holdings, LLC
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

SBS Financial Advisors, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

SBS Insurance Agency of Florida, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

SBS of California Insurance Agency, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

SBSI Insurance Agency of Texas, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

SK Research, LLC
By:	RCS Capital Holdings, LLC, its sole member,
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

STRATEGIC CAPITAL ADVISORY SERVICES, LLC
By:	/s/Kenneth Jaffe
Name:	Kenneth Jaffe
Title:	President

Signature Page to Forbearance Agreement to Second Lien Credit Agreement

STRATEGIC CAPITAL MANAGEMENT HOLDINGS, LLC
By	Rcs Capital Holdings, Llc its managing member,
By:	RCS Capital Corporation, its managing member
By:	/s/ Brian D. Jones
Name:	Brian D. Jones
Title:	Chief Financial Officer

Summit Capital Group, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Summit Financial Group, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Summit Financial Services Group, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Summit Holding Group, Inc.
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

tower square investment management LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

VSR Group, LLC
By:	/s/ Mark Shelson
Name:	Mark Shelson
Title:	Treasurer

Signature Page to Forbearance Agreement to Second Lien Credit Agreement

Administrative Agent and Collateral Agent:

BANK OF AMERICA, N.A.

By:	/s/ Roberto Salazar
Name:	Roberto Salazar
Title:	Vice President

Signature Page to Forbearance Agreement to Second Lien Credit Agreement

EXHIBIT A

SPECIFIED DefaultS

1.          A Default has occurred and is continuing under Section 7.01(c) of the Credit Agreement resulting from the Borrower’s failure to make interest payments due on December 31, 2015 pursuant to Section 2.06 of the Credit Agreement, which Default will become an Event of Default following the expiration of the applicable grace period.

2.          An Event of Default has occurred and is continuing under Section 7.01(d) of the Credit Agreement resulting from the Borrower’s failure to comply with the financial covenants for the Test Period ending December 31, 2015 pursuant to Section 6.07 of the Credit Agreement.

3.          An Event of Default has occurred and is continuing under Section 7.01(f) of the Credit Agreement resulting from the Borrower’s failure to make principal payments due on December 31, 2015 pursuant to Section 2.11 of the First Lien Credit Agreement.

4.          A Default has occurred and is continuing under Section 7.01(f) of the Credit Agreement resulting from the Borrower’s failure to make interest payments due on December 31, 2015 pursuant to Section 2.06 of the First Lien Credit Agreement, which Default will become an Event of Default following the expiration of the applicable grace period under Section 7.01(c) of the First Lien Credit Agreement and the expiration of the 180 day grace period referred to in Section 7.01(f) of the Credit Agreement.

5.          An Event of Default has occurred and is continuing under Section 7.01(f) of the Credit Agreement resulting from the Borrower’s failure to make principal payments under Section 2.04(a)(ii) of the First Lien Credit Agreement resulting from the termination of the Revolving Credit Commitments.

6.          A Default has occurred and is continuing under Section 7.01(f) of the Credit Agreement resulting from the Borrower’s failure to comply with the financial covenants for the Test Period ending December 31, 2015 pursuant to Section 6.07 of the First Lien Credit Agreement, which Default will become an Event of Default following the expiration of the 180 day grace period referred to in Section 7.01(f) of the Credit Agreement.

7.          A Default has occurred and is continuing under Section 7.01(f) of the Credit Agreement as a result of the Default under Section 6.02(g) of the Indenture governing the Luxor Convertible Notes resulting from the Borrower’s failure to make interest payments due on December 31, 2015 pursuant to Section 2.06 of the First Lien Credit Agreement and Section 2.06 of the Credit Agreement, each of which Defaults will become an Event of Default following the expiration of the applicable grace period under Section 7.01(c) of the First Lien Credit Agreement and Section 7.01(c) of the Credit Agreement, respectively.

8.          An Event of Default has occurred and is continuing under Section 7.01(f) of the Credit Agreement as a result of the Event of Default under Section 6.02(g) of the Indenture governing the Luxor Convertible Notes resulting from the Borrower’s failure to make principal payments due on December 31, 2015 pursuant to Section 2.11 of the First Lien Credit Agreement and the Borrower’s failure to make principal payments under Section 2.04(a)(ii) of the First Lien Credit Agreement resulting from the termination of the Revolving Credit Commitments (as defined therein).